UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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BOND LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOND LABORATORIES, INC.
4509 So. 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 333-5260

June 14, 2013

Dear Stockholders of Bond Laboratories, Inc.:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Bond Laboratories, Inc., which will be held at the Hampton Inn Omaha West, located at 17606 Arbor Plaza, Omaha, Nebraska 68130, on July 17, 2013 at 10:00 a.m., local time. Details of the business to be conducted at the 2013 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In order for us to have an efficient Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

Our Board of Directors has unanimously approved the Proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such Proposal.

We look forward to seeing you at the Meeting.

Sincerely,
John Wilson Chief Executive Officer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Meeting may vote in person, even if he or she has returned a proxy.

BOND LABORATORIES, INC.
4509 So. 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 333-5260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 17, 2013

Dear Stockholders of Bond Laboratories, Inc.:

We are pleased to invite you to attend the 2013 Annual Meeting of Stockholders of Bond Laboratories, Inc., a Nevada corporation, which will be held at the Hampton Inn Omaha West, located at 17606 Arbor Plaza, Omaha, Nebraska 68130, on July 17, 2013 at 10:00 a.m., local time, for the following purposes:

1.	To elect three directors to our Board of Directors, each to serve until the next Annual Meeting of stockholders or until his respective successor is elected and qualified;

2.
To approve a stockholder resolution to authorize the Board of Directors, in its sole and absolute discretion, without further action of the stockholders, to amend our Articles of Incorporation to implement a reverse stock split of our common stock, par value $0.001 per share, at a ratio of not less than 1-for-10 and not greater than 1-for-40 at any time prior to December 31, 2014, with the exact ratio to be determined by the Board of Directors;

3.	The approval of an amendment to our Articles of Incorporation to change our name from “Bond Laboratories, Inc.” to “FitLife Brands, Inc.”;

4.	To conduct an advisory vote to approve the compensation paid to our named executive officers;

5.	To conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

6.	Ratifying the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for the fiscal year ending December 31, 2013; and

7.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on May 30, 2013 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of record of common stock and Series C Convertible Preferred Stock at the close of business on the Record Date are entitled to notice of, and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 4509 So. 143rd Street, Suite 1, Omaha, Nebraska 68137, during normal business hours for a period of 10 days prior to the Annual Meeting, and at the time and place of the Annual Meeting. We are providing a copy of our Annual Report on Form 10-K for the year ended December 31, 2012 with the accompanying Proxy Statement.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” the Annual Meeting Proposal Nos. 1, 2, 3, 4 and 6, and vote “EVERY THREE YEARS” for Proposal No. 5, all of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JULY 17, 2013:
THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT
WWW.PROXYCONNECT.COM/BONDLABS

By Order of the Board of Directors,

John Wilson
Chief Executive Officer, President and Director
Omaha, Nebraska
June 14, 2013

BOND LABORATORIES, INC.
4509 So. 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 333-5260

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Bond Laboratories, Inc., a Nevada corporation, for use at the 2013 Annual Meeting of Stockholders to be held on July 17, 2013 at 10:00 a.m., local time, and at any adjournment or postponement thereof, at the Hampton Inn Omaha West, located at 17606 Arbor Plaza, Omaha, Nebraska 68130. These proxy solicitation materials were mailed on or about June 14, 2013, to all stockholders entitled to notice of, and to vote at our Annual Meeting.

Voting

The specific Proposals to be considered and acted upon at our Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement. On May 30, 2013, the Record Date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, we had outstanding 77,753,482 shares of our common stock and 125 shares of our Series C Convertible Preferred Stock (“Series C Preferred”). Additionally, on the Record Date, there were no shares of Series A Convertible Preferred Stock (“Series A Preferred”) and 103.3 shares of Series B 10% Cumulative Preferred Stock (“Series B Preferred”) outstanding, which shares are not entitled to notice of or to vote at the Annual Meeting. Each holder of common stock is entitled to one vote for each share of common stock, while each holder of Series C Preferred is entitled to 40,000 votes per share of Series C Preferred held, subject to certain limitations as set forth in the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock. As of the Record Date, the outstanding shares represented 82,753,482 votes, consisting of 77,753,482 attributable to common stock and 5,000,000 attributable to Series C Preferred.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. The three nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected;

Proposal No. 2: Reverse Stock Split. For the approval of a stockholder resolution to authorize the Company’s Board of Directors to amend our Articles of Incorporation to implement a reverse stock split of our common stock at a ratio of not less than 1-for-10, but not greater than 1-for-40, at any time prior to December 31, 2014, with the exact ratio to be determined by the Board of Directors, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal;

Proposal No. 3: Change of Company Name. For the approval of an amendment to our Articles of Incorporation to change our name from “Bond Laboratories, Inc.” to “FitLife Brands, Inc.” The number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal;

Proposal No. 4: Advisory Vote to Approve Executive Compensation. This advisory vote is not binding on us, our board of directors, or management. The number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal to approve the compensation paid to the Company’s named executive officers;

Proposal No. 5: Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation. This advisory vote to approve the frequency of the advisory votes on executive compensation is not binding on us, our board of directors, or management. A stockholder may vote to set the frequency of the “say on pay" vote to occur “EVERY YEAR”, “EVERY TWO YEARS”, “ EVERY THREE YEARS”, or the stockholder may vote to “ABSTAIN”. The choice among the first three choices that receives the highest number of votes will be deemed the choice of the stockholders; and

No. 6: Ratification of Appointment of Auditors. To ratify the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for the fiscal year ending December 31, 2013, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law, abstentions and broker non-votes are not counted as votes cast on an item and therefore will not affect the outcome of any Proposal, although they are counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you sign and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of three directors nominated by our Board, (ii) FOR the reverse stock split, (iii) FOR the change of the Company name to FitLife Brands, Inc., (iv) FOR the advisory vote to approve executive compensation, (v) to hold advisory votes on executive compensation EVERY THREE YEARS, (vi) FOR ratification of the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for fiscal year 2013, and (vii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 4509 So. 143rd Street, Suite 1, Omaha, Nebraska 68137, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than one, nor more than nine directors, and that upon any change in the number of members, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. The Company’s Board of Directors currently consists of three directors, and these three directors are nominated for election at the Annual Meeting. Each nominee has confirmed that he will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors. Upon recommendation of the Board of Directors, the Board of Directors has nominated for election as directors at our Annual Meeting Messrs. John S. Wilson, Michael Abrams and Lewis Jaffe.

The Company presently intends to expand the Board of Directors to add additional independent members; however, only the three nominees set forth in this Proxy Statement are currently nominated for election at our Annual Meeting.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The three nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Wilson, Abrams and Jaffe.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any directors and executive officers.

Name	Served as Director Since	Age	Principal Business Experience
John S. Wilson	2009	49
Mr. Wilson is our Chief Executive Officer, President, and Director, and has over eighteen years of invaluable experience at both the Coca-Cola Company and Coca-Cola Enterprises. Most recently, Mr. Wilson was responsible for negotiating exclusive bottling agreements with national customers on behalf of all seventy-three of the Coca-Cola Bottlers in the United States. Mr. Wilson holds a Master of Business Administration degree from St. Louis University.

The Board of Directors believes that Mr. Wilson's extensive experience with a Fortune 500 company involved in managing distribution relationships, and his success at growing the Company's revenue since joining the Company as Chief Executive Officer in 2009, provides substantial value to the Board of Directors.

Michael Abrams	2010	43
Mr. Abrams is our Chief Financial Officer and Director. Mr. Abrams also serves as a partner at Burnham Hill Capital Group, a New York-based financial advisory, consulting, investment and merchant-banking firm he joined in August of 2003, and sits on the Board of Directors of QuantRx Biomedical Corporation, a publicly traded company. Mr. Abrams holds a Masters of Business Administration with Honors from the Booth School of Business at the University of Chicago.

The Board of Directors believes that Mr. Abrams' broad experience as an executive, investor, public company director, investment banker and restructuring expert, primarily but not limited to public companies, provides necessary and relevant experience to the Board of Directors in its deliberations.

Lewis Jaffe	2010	56
Mr. Jaffe is the Chairman of our Board of Directors, and currently the Chief Executive Officer of MoviMe Network, Inc. (“MoviMe”), a high speed, mobile movie and content downloading service and application. Prior to MoviMe, Mr. Jaffe was a principal at Jaffe & Associates ("J&A"), a consulting and advisory firm that provides strategic and tactical planning to mid-market companies and CEO coaching to their executives. Prior to 2009, Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc., where he served from 2006 to 2008. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and was also previously a Managing Director of Arthur Andersen. Mr. Jaffe is a graduate of the Stanford Business School Executive Program, and holds a Bachelor of Science from LaSalle University. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

The Board of Directors believes that Mr. Jaffe’s experience as a CEO of both public and private companies and as a consultant providing strategic and tactical planning to public companies provides the Company with a depth of knowledge, systems and best practices. He also holds an advanced directors certification from the American College of Public Company Directors. His experience is invaluable on the strategic and operations side of our business and Mr. Jaffe is our corporate governance expert. He adds significant value to the Board of Directors and management as the Company executes its business plan.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified, until the next Annual Meeting of stockholders or their until death, resignation or removal from office.

Board Member Independence

Although our common stock is not yet listed on a national securities exchange, we have elected to retain the NASDAQ listing standards to determine director independence. Only Mr. Jaffe is independent (as independence is defined under NASDAQ listing standards).

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Mr. Jaffe, an outside director, currently serves as our Chairman of the Board. Mr. Wilson currently serves as our principal executive officer and as a director.

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic updates with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All business is exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business, but also understanding what steps management is taking to manage those risks and what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

While our Board has the ultimate oversight responsibility for our risk management process, various committees of our Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and the assessments of risks reflected in audit reports. Legal and regulatory compliance risks are also reviewed by our Audit Committee. Risks related to our compensation programs are reviewed by the Compensation Committee. Our Board is advised by the committees of significant risks and management’s response via periodic updates.

Board Meetings

During the year ended December 31, 2012, the Board held three regular meetings, in addition to telephonic special meetings of the Board. Each director attended or participated in 75% or more of (i) the total number of meetings of the Board during his term of service and (ii) the total number of meetings held during his term of service by all committees of the Board on which such director served during fiscal 2012. We also encourage all members of the Board to attend each of our annual meetings of stockholders.

Board Committees and Charters

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board appoints the members and the independent director to act as chairperson of these committees. The Board has determined that only Mr. Jaffe is an independent director. Each committee has a written charter approved by the Board. Copies of each committee charter is available by making a request to the Company’s Corporate Secretary at 4509 S 143rd Street, Suite 1, Omaha, Nebraska 68137.

Audit Committee

Member:	Lew Jaffe (Chairman)

        The Company presently intends to add additional members to the Audit Committee following the expansion of the Board of Directors to add additional independent members.

Number of Meetings in 2012:	The Audit Committee held three meetings during 2012.

Functions:
The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent accountants and for ensuring that the accountants are independent of management.

Compensation Committee

Member:	Lew Jaffe (Chairman)

        The Company presently intends to add additional members to the Compensation Committee following the expansion of the Board of Directors to add additional independent members.

Number of Meetings in 2012:	The Compensation Committee held three meetings during 2012.

Functions:
The Compensation Committee determines the Company’s general compensation policies and practices, and reviews and approves compensation packages for the Company’s officers and, based upon such review, recommends overall compensation packages for the officers to the Board. The Compensation Committee also reviews and determines equity-based compensation for the Company’s directors, officers, employees and consultants and administers the Company’s stock option plans.

Nominating and Corporate Governance Committee

Member:	Lew Jaffe (Chairman)
The Company presently intends to add additional members to the Nominating and Corporate Governance Committee following the expansion of the Board of Directors to add additional independent members.

Number of Meetings in 2012:	The Nominating and Corporate Governance Committee held one meeting during 2012.

Functions:
The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board and for overseeing the Company’s corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, Bond Laboratories, Inc., 4509 S 143rd Street, Suite 1, Omaha, Nebraska 68137. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend the Annual Stockholders Meeting.

PROPOSAL NO. 2

AMENDMENT TO ARTICLES OF INCORPORATION TO AFFECT A REVERSE STOCK SPLIT

General

The Board of Directors has approved, declared advisable and recommends that our stockholders approve a proposal to amend our Articles of Incorporation to implement a reverse stock split of our common stock (the “Reverse Split”) at a ratio between 1-for-10 (1:10) and 1-for-40 (1:40), in the form set forth in Appendix A to this Proxy Statement (the “Amendment”). A vote for this Proposal No. 2 will constitute approval of the Amendment that, once filed with the Office of the Secretary of State of Nevada, will combine between ten (10) and forty (40) shares of our common stock into one share of common stock, and will grant the Board of Directors the authority to select which of the approved Reverse Split ratios within that range will be implemented.

If this Proposal No. 2 is approved by stockholders, the Board of Directors will have the authority, but not the obligation, in its sole and absolute discretion, and without further action on the part of the stockholders, to select one of the approved split ratios and effect the approved Reverse Split by filing the Amendment with the office of the Secretary of State of Nevada at any time after the Board’s approval of the Reverse Split ratio. If the Amendment has not been filed with the Nevada Secretary of State by the close of business on December 31, 2014, the Board will abandon the Amendment.

If approved, and the Board of Directors elects to implement the Reverse Split, this Proposal No. 2 will have the effect of increasing the number of shares available for future issuance. The Company currently does not have any plans with respect to the potential increased number of shares of our common stock that may be available for issuance in the event stockholders approve this Proposal, and the Board of Directors elect to implement the Reverse Split. If implemented, the Reverse Split will not change the par value of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately following to the Reverse Split as such stockholder held immediately prior to the Reverse Split.

Purpose and Background of the Reverse Stock Split

Our primary objective in proposing the Reverse Split is to attempt to raise the per share trading price of our common stock in order to gain listing on the NYSE MKT or NASDAQ exchange (in either case, an “Exchange”). Before our common stock may be listed on an Exchange, we must satisfy certain listing requirements. One of these listing requirements is that our common stock must have a minimum bid price of $3.00 per share. On May 30, 2013, the closing price of our common stock on the OTC Bulletin Board was $0.10 per share.

We anticipate that the Reverse Split will increase the per share bid price per share of our common stock above $3.00, and thereby satisfy one of the Exchange’s listing requirements. However, we cannot be certain that the Reverse Split will, initially or in the future, have the intended effect of raising the bid price of our common stock above $3.00 per share.

In addition to our desire to be listed on an Exchange, the Board of Directors believes that the low market price of our common stock impairs our marketability and acceptance by institutional investors and other members of the investing public, and creates a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of our common stock but also the trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through equity and debt financings.

We expect that the decrease in the number of outstanding shares of our common stock resulting from the Reverse Split, and the anticipated increase in the per share trading price will encourage greater interest in our common stock among members of the financial community and the investing public and possibly create a more liquid market for our stockholders. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares outstanding if the Reverse Split is affected, particularly if the price per share of our common stock begins a declining trend after the Reverse Split takes effect.

Certain Risk Factors Associated with the Reverse Split

Reduced Market Capitalization. As noted above, the principal purpose of the Reverse Split, if implemented, will be to raise the price of our common stock to obtain a listing on an Exchange. We cannot assure you, however, that the Reverse Split will accomplish this objective. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by a multiple equal to the number of pre-Reverse Split shares in the Reverse Split ratio determined by the Board of Directors, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after implementation of the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases the share price of companies that have implemented reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the Reverse Split takes effect will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

        Liquidity. Although the Board of Directors believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely effected by the reduced number of shares outstanding after the Reverse Split.

        Increase in Authorized Common Stock. If implemented, the Reverse Split will have the effect of reducing the number of shares of common stock issued and outstanding without reducing the total number of authorized shares of common stock. As a result, approval of this Proposal No. 2, if implemented by the Board of Directors, will have the effect of increasing the number of authorized but unissued shares. The Company would therefore have the ability to issue additional shares of common stock, or securities convertible or exercisable into shares of common stock, without stockholder approval. The Company currently does not have any plans to issue additional shares of common stock, or shares convertible or exercisable into shares of common stock in the event this Proposal No. 2 is approved, and the Reverse Split is implemented.

No Appraisal Rights

Under the Nevada General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and the Company is not independently providing and has not so provided stockholders with any such right.

Determination of the Ratio for the Reverse Stock Split

The ratio of the Reverse Split will be determined by the Board of Directors, in its sole discretion. However, the ratio will not be less than a ratio of one-for-ten (1:10) or exceed a ratio of one-for-forty (1:40). In determining the Reverse Split ratio, the Board of Directors will consider numerous factors, including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. The Board of Directors will also consider the impact of the Reverse Split ratio on investor interest. The purpose of selecting a range is to give the Board of Directors the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of the Record Date, after completion of the Reverse Split, we will have approximately between 1,943,837 and 7,775,348 million shares of common stock issued and outstanding, depending on the ratio of the Reverse Split determined by the Board of Directors.

The following table sets forth the approximate number of issued and outstanding shares of common stock, and net income per share for the year ended December 31, 2012, in the event of a 1:10 to 1:40 Reverse Split:

	Current	After a 1:10 Reverse Split	After a 1:20 Reverse Split	After a 1:30 Reverse Split	After a 1:40 Reverse Split
Common stock outstanding	74,465,509	7,446,551	3,723,275	2,482,184	1,861,638
Net income applicable to common stock per share for the year ended December 31, 2012	$0.03	$0.34	$0.68	$1.02	$1.36

        We do not anticipate a decrease in the number of holders of record of our common stock in the event the Board of Directors determines to implement the Reverse Split, including in the event the ratio of the Reverse Split determined by the Board of Directors is one-for-forty (1:40).

Effective Date; Exchange Act Registration Status

The proposed Reverse Split of our common stock may be implemented by the Board of Directors at any time prior to December 31, 2014. The Reverse Split will become effective as of 11:59 p.m., Eastern Time (the “Effective Date”), on the date of filing the Amendment with the office of the Secretary of State of Nevada. Except as explained below with respect to fractional shares, on the Effective Date, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into one share of common stock in accordance with the Reverse Split ratio determined by the Board. After the Effective Date, the common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the old CUSIP number must be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Effective Date, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our common stock will continue to be traded on the OTC Bulletin Board. Promptly following execution of the Reverse Split, however, we intend to apply to list our shares of Common Stock on an Exchange.

Effects of the Proposed Reverse Split on Authorized Shares; Possible Anti-Takeover Effects

The Reverse Split will effect all of our stockholders uniformly and will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. As described below, stockholders holding fractional shares after the Reverse Split will be entitled to cash payments in lieu of such fractional shares. Common stock issued and outstanding pursuant to the Reverse Split will remain fully paid and non-assessable. If implemented, the Reverse Split will have the effect of increasing the amount of authorized, but unissued shares of our common stock that could be issued in the future by our Board of Directors without further stockholder approval. The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of our common stock could dilute the stock ownership of a person seeking to make a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the authorization for the Board to implement the Reverse Split is not being proposed in response to any effort, of which we are aware, to accumulate shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to our Articles of Incorporation.

Payment for Fractional Shares; Exchange of Stock Certificates

We will appoint Colonial Stock Transfer to act as exchange agent for holders of our common stock in connection with the Reverse Split. We will deposit with the exchange agent, as soon as practicable after the effective date of the Reverse Split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Split. The funds required to purchase the fractional share interests will be paid from our cash reserves. A list of our stockholders shows that some of our outstanding common stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Split or the total amount we will be required to pay for fractional share interests. However, we do not expect the amount to be material.

As of the record date for the Annual Meeting, we have approximately 218 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the payment of cash in lieu of fractional shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

        On or after the effective date of the Reverse Split, we will mail a letter of transmittal to each of our stockholders. Each stockholder will then be able to obtain a certificate evidencing its post-Reverse Split shares of common stock and, if applicable, cash in lieu of each fractional share only by sending the exchange agent old stock certificate(s), together with the properly executed and completed letter of transmittal and such other evidence of ownership of the shares as we may require. Our stockholders will not receive certificates for post- Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder’s new stock certificate and payment in lieu of any fractional share(s) promptly after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders will not be required to pay any service charges in connection with the exchange of old certificates or the payment of cash in lieu of fractional shares.

Effect on Registered and Beneficial Stockholders

Upon the Effective Date of the Reverse Split, we intend to treat stockholders holding shares of common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to affect the Reverse Split for their beneficial holders of common stock in “street name.” However, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Procedures for Implementing the Reverse Split

If our stockholders approve the Proposal and our Board of Directors decide to implement the Reverse Split, we will promptly file the Amendment with the office of the Secretary of State of Nevada. The Reverse Split will become effective as set forth in the section captioned “Effective Date; Exchange Act Registration Status” above. As of the Effective Date of the Reverse Split, each certificate representing shares of our common stock before the Reverse Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Split. However, a holder of any unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the Effective Date until the old certificates are surrendered. Subject to the various escheat laws, such dividends and distributions, if any, would be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest. All shares underlying options, warrants, convertible notes and other securities will also be automatically adjusted on the Effective Date. Our transfer agent, Colonial Stock Transfer, will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Date, stockholders and holders of stock options exercisable for our common stock will be notified of the effectiveness of the Reverse Split. Stockholders of record will receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates, bearing the new CUSIP number and reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further action to effect the exchange of their shares. No new certificates will be issued to a stockholder until surrender of any outstanding certificates together, with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing pre-Reverse Split share will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Reservation of Right to Abandon the Reverse Split

We reserve the right to abandon the Reverse Split without further action by our stockholders at any time before the Effective Date of the Amendment, even if our stockholders authorize the Reverse Split at the Annual Meeting. By voting in favor of the Reverse Split, you are expressly authorizing the Board of Directors to determine not to proceed with, and abandon, the Reverse Split if it should so decide.

Accounting Matters

The Reverse Split will not change total stockholders’ equity on our balance sheet. However, because the par value of our common stock will remain unchanged on the Effective Date, the components that make up total stockholders’ equity will change by offsetting amounts. Depending on the ratio of the Reverse Split, as determined by the Board of Directors, our stated capital component will be reduced to an amount between one-tenth (1/10) and one-fortieth (1/40) of its present amount, and our additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding. In addition, our historical amounts of net income or loss per share of common stock previously reported by us, as well as all references to common stock share amounts, will be restated to reflect the Reverse Split as if it had been in effect as of the earliest reported period.

Federal Income Tax Consequences of the Reverse Split

The following summary of certain material United States federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split, and is included for general information only. Furthermore, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-Reverse Split shares were, and the post-Reverse Split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code (i.e. generally, property held for investment). The tax treatment of any stockholder may vary depending upon the particular circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Split.

Tax Consequences to the Company

We do no expect to recognize any gain or loss as a result of the proposed Reverse Split.

Tax Consequences to Stockholders

Other than the cash payments for fractional shares discussed above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Split shares for post-Reverse Split shares pursuant to the Reverse Split. The aggregate tax basis of whole post-Reverse Split shares received pursuant to the Reverse Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares, less the portion of the basis in the pre-Reverse Split shares attributable to any fraction of a post-Reverse Split share for which the stockholder received cash. In general, stockholders who receive cash in exchange for their fractional share interests in the post-Reverse Split shares as a result of the Reverse Split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the Effective Date. The stockholder’s holding period for the post-Reverse Split shares will include the period during which the stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.

Vote Required for Approval

Under Nevada law, the number of votes FOR must exceed the number of votes AGAINST to approve this Proposal. Abstentions and broker non-votes will no effect on the outcome of this Proposal.

Board of Directors Recommendation

The Board recommends that you vote “FOR” the grating the Board authorization to amend our Articles of Incorporation to implement a reverse split of our common stock at a ratio of between 1-for-10 and 1-for-40.

PROPOSAL NO. 3

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE OUR NAME

General

Our Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to our Articles of Incorporation to change our corporate name from “Bond Laboratories, Inc.” to “FitLife Brands, Inc.” If approved, the change to our corporate name will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Nevada. We currently plan to file the certificate of amendment as soon as reasonably practicable after receiving approval of the amendment from our stockholders. However, the Board of Directors has reserved the right to abandon the proposed amendment if, at any time before the filing of the certificate of amendment, it determines that changing our name is no longer in the best interests of the Company or our stockholders.

        If this Proposal is approved, Article I of our Articles of Incorporation will be amended to reflect our new corporate name. The proposed amendment to Article I of our Articles of Incorporation is set forth in its entirety in Appendix B to this Proxy Statement.

Purpose of and Rationale for the Proposed Amendment

The purpose of the proposed name change is to align our corporate name more closely with our vision as a leading provider of innovative and proprietary nutritional supplements for health conscious consumers. Our Board of Directors believes that the proposed name change will elevate our image in the minds of health conscious consumers and other constituents whose support is critical to our operating and financial success, and will be beneficial to our shareholders because our customers will associate the name “FitLife Brands, Inc.” with a more focused objective. In addition, the adoption of the name “FitLife Brands, Inc.” is an important step in our strategy to focus on and expand our business of developing, and marketing innovative nutritional supplements to support healthy living.

Effect of Proposed Amendment

If approved by our stockholders, the change to our corporate name will not affect the validity of any of our existing stock certificates that bear the name “Bond Laboratories, Inc.” If the proposed name change is approved, stockholders with certificated shares may continue to hold existing certificates, and the number of shares represented by those certificates will remain unchanged by any corporate action contemplated by this Proposal. New stock certificates that are issued after the name change becomes effective, including any representing post-Reverse Split shares, will bear the name “FitLife Brands, Inc.” Our common stock will have a new CUSIP number in connection with the name change and the Reverse Split discussed in Proposal No. 2 above.

Currently our common stock is quoted on the OTC Bulletin Board under the symbol “bnlb.ob.” If the proposed name change is approved, we will request a new ticker symbol based on our new name. Under the rules of the OTC Bulletin Board, we cannot make any requests for a particular symbol and, as a result, we will not know what our new symbol will be until it has been assigned by the Financial Industry Regulatory Authority (“FINRA”). A new CUSIP number will also be assigned to our common stock following the name change and Reverse Split discussed in Proposal No. 2 above.

If the Proposal to change our name is not approved, the proposed amendment to our Articles of Incorporation will not be made and our name will remain unchanged.

Required Approvals

Under Nevada law, the number of votes FOR must exceed the number of votes AGAINST to approve this Proposal. Abstentions and broker non-votes will no effect on the outcome of this Proposal.

Board of Directors Recommendation

The Board recommends that you vote “FOR” the amendment to our Articles of Incorporation to change our name from “Bond Laboratories, Inc.” to “FitLife Brands, Inc.”

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

        We are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission's rules. This Proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 5.

        Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near- and longer-term financial and strategic goals, and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

        As an advisory vote, this Proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 5 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, Management and the Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

        RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Vote Required and Recommendation

        Under Nevada law, the number of votes FOR must exceed the number of votes AGAINST to approve this non-binding matter. Abstentions and broker non-votes will no effect on the outcome of this Proposal.

        The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s named executive officers.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

General

        In Proposal No. 4, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal No. 5, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

        The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.

        After careful consideration, the Board of Directors believes that an executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of EVERY THREE YEARS for future executive compensation advisory votes. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Vote Required and Recommendation

        On this non-binding matter, a stockholder may vote to set the frequency of the “say on pay” vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

        The Board recommends that you vote to hold advisory votes on executive compensation “EVERY THREE YEARS”.

PROPOSAL 6

RATIFICATION OF THE APPOINTMENT OF
TARVARAN, ASKELSON & COMPANY, LLC TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

        The Board of Directors has appointed Tarvaran, Askelson & Company, LLP as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

        The Board of Directors may terminate the appointment of Tarvaran, Askelson & Company, LLP as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

        Representatives of Tarvaran, Askelson & Company, LLP will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Required Vote and Recommendation

        Ratification of the selection of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and the Company’s Articles of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Tarvaran, Askelson & Company, LLP, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

        The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title

John Wilson	49	Chief Executive Officer, President, Director
Michael Abrams	43	Chief Financial Officer, Director

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board. The background and principal occupations of each of our executive officers are set forth on in Proposal No. 1 on page 4.

Indemnification of Officers and Directors

As permitted by Nevada law, Bond Laboratories will indemnify its directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer, and the Company’s two most highly compensated executive officers other than its Chief Executive Officer, who were serving as executive officers as of December 31, 2012 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”). During the year ended December 31, 2012, only our Chief Executive Officer and our Chief Financial Officer qualify as Named Executive Officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary Earned and Bonus ($)	Stock Awards ($)	Option Award(s) ($)		Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
John S. Wilson	2012	$275,615	$15,000	$16,174	$		$		$–	$306,789
Chief Executive Officer, President and Director	2011	$175,000	$36,000	$18,792	$		$		$–	$229,792
Michael Abrams	2012	$26,962	$–	$3,235	$		$		$162,000	$192,197
Chief Financial Officer and Director	2011	$–	$–	$–	$		$		$170,000	$170,000

Employment Agreements

John Wilson. Mr. John Wilson currently serves as the Company’s Chief Executive Officer pursuant to the terms of an Employment Agreement by and between the Company and Mr. Wilson dated December 31, 2009 as amended on April 13, 2012. The Employment Agreement provides that Mr. Wilson shall serve the Company in the capacity of its Chief Executive Officer through June 30, 2014, for an annual base salary of $211,000, plus bonuses paid in the discretion of the Board of Directors. The Employment Agreement is also subject to standard terms and provisions consistent with agreements of such type.

Michael Abrams. Mr. Michael Abrams currently serves as the Company’s Chief Financial Officer pursuant to the terms of an Employment Agreement, effective May 1, 2013. Under the terms of the Employment Agreement, Mr. Abrams serves as the Company’s Chief Financial Officer through May 1, 2016, for an annual base salary of $200,000, plus bonuses paid in the discretion of the Board of Directors. The Employment Agreement also is subject to standard terms and provisions consistent with agreements of such type. Prior to May 1, 2013, Mr. Abrams served the Company in the capacity of Interim Chief Financial Officer under the terms of a Consulting Agreement for Services ("Agreement") by and between the Company and Burnham Hill Advisors LLC ("BHA"), dated as of August 25, 2012, which Agreement was terminated upon execution of the Employment Agreement by the Company and Mr. Abrams. Under the terms of the Agreement, BHA acted as a financial and corporate strategy consultant to the Company. The Agreement, as amended, provided that Mr. Abrams would serve in the capacity of the Company’s Interim Chief Financial Officer through August 25, 2013, the termination date of the Agreement, unless the Company's Board of Directors appoints a permanent Chief Financial Officer.

Stock Options and Warrants

The Company has adopted the 2010 Stock Incentive Plan (“2010 Plan”), pursuant to which the Company may issue stock options and other equity-based awards to officers, directors, consultants and employees. As of December 31, 2012, an aggregate of 1.2 million options were outstanding under the plan, of which 1.0 million were issued to John Wilson and 100,000 were issued to Michael Abrams.

At December 31, 2012, a total of 8,863,917 warrants to purchase shares of common stock were issued and outstanding. Of that amount, 1,332,500 were held by John Wilson. Specifically, Mr. Wilson held warrants to purchase approximately 1,000,000 shares of common stock at an exercise price of $0.15, and 332,500 shares of common stock at an exercise price of $0.30. No other warrants were issued to or held by any other officers and/or directors of the Company.

Outstanding equity awards held by named executive officers at fiscal 2012 year-end, are shown in the following table:

Outstanding Equity Awards at Year End December 31, 2012

		Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

John S. Wilson	1,000,000	-		-	0.15	12/31/13	-	-	-	-
CEO, President and Director	333,333	166,667	(1)	166,667	0.10	05/19/16	166,667	15,000	166,667	15,000
	166,887	333,333	(2)	333,333	0.09	04/13/17	333,333	29,999	333,333	29,999
Michael Abrams	100,000	-		-	0.09	04/13/17	-	-	-	-
CFO and Director

(1) Options vest 33.3% each year from May 15, 2011, the date of grant.
(2) Options vest 33.3% each year from April 13, 2012, the date of grant.

DIRECTOR COMPENSATION

We currently have three directors, each of whom served as directors during fiscal 2012. Our director compensation plan adopted in June 2010 provides for the issuance of 25,000 shares of the Company's common stock on the date of their appointment to each independent director for service on the Company’s Board of Directors. In addition, each independent director receives $5,000 per quarter for service on the Board. Under the plan, the Chairman of the Board is paid $5,000 annually in addition to all other fees, and the chairman of each committee of the Board of Directors is paid $2,500 annually in addition to all other fees. The maximum cash amount that may be paid to any director for service on the Board of Directors in any calendar year is $25,000.

Director Compensation for the Year Ended December 31, 2012

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
John S. Wilson	–	–	–	–	–	–	–
Michael Abrams	–	–	–	–	–	–	–
Lewis Jaffe	$25,000	25,000	100,000	–	–	–	$150,000

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Mr. Michael Abrams currently serves as the Company’s Chief Financial Officer pursuant to the terms of an Employment Agreement, effective May 1, 2013. Prior to May 1, 2013, Mr. Abrams served the Company in the capacity of Interim Chief Financial Officer under the terms of the Consulting Agreement by and between the Company and BHA. Mr. Abrams is a partner in Burnham Hill Capital Group, of which BHA is a 100% wholly owned entity. In addition, Mr. Jason Adelman, who is a shareholder beneficially owning in excess of 5% of the Company’s common stock, is a principal of BHA. The fees paid to BHA under the terms of the Consulting Agreement, $13,500 per month, included the services provided by Mr. Abrams to the Company in his capacity as its Interim Chief Financial Officer. The Consulting Agreement was terminated upon execution of the Employment Agreement by the Company and Mr. Abrams.

Each of the transactions described below was reviewed and approved or ratified by our Board of Directors, and were on terms no less favorable to us than could have been obtained from unaffiliated third parties. In addition, it is anticipated that any future such transactions will be on terms no less favorable to us than could be obtained from unaffiliated third parties and that such transactions will be reviewed and approved by our Board of Directors.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table lists stock ownership of our common stock as of May 30, 2013, based on shares of common stock issued and outstanding on a fully diluted basis, which includes 77,753,482 shares of common stock and 125 shares of Series C Preferred convertible into 5,000,000 shares of common stock as well as options and warrants. The information includes beneficial ownership by (i) holders of more than 5% of our common stock, (ii) each of our directors and Named Executive Officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

Name and Address of Owner	Title of Class	Number of Shares Owned (1)	Percentage of Class (2)

Michael Abrams (3)	Common Stock	4,020,000	5.1%
64 Ramshead Road
Raynham, MA 02767

Lewis Jaffe (4)	Common Stock	570,000	* %
3408 Watermarke Place
Irvine, CA 92612

John Wilson (5)	Common Stock	6,032,070	7.5%
7404 Ivanhoe Drive
Plano, TX 75024

All Officers and Directors as a group (3 persons)	Common Stock	10,622,070	13.1%

Jason Adelman	Common Stock	12,971,808	16.7%
Cipher Capital Partners, LLC
c/o Rothschild
1251 Avenue of the Americas, Suite 936
New York, NY 10020

Jeffrey Greenblatt	Common Stock	8,406,622	10.8%
14 East 60th Street, Suite 600
New York, NY 10022

Michael Liss (6)	Common Stock	6,624,987	8.4%
Cipher Capital Partners, LLC
c/o Rothschild
1251 Avenue of the Americas, Suite 936
New York, NY 10020

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2)	* Less than 1%
(3)	Includes stock options to purchase 100,000 shares of common stock, exercisable at $0.09 per share and stock options to purchase 500,000 shares of common stock, exercisable at $0.10 per share.
(4)	Includes stock options to purchase 100,000 shares of common stock, exercisable at $0.09 per share.
(5)
Includes: (i) warrants to purchase 1.0 million shares of common stock, exercisable at $0.15 per share; (ii) warrants to purchase 332,500 shares of common stock, exercisable at $0.30 per share; (iii) options to purchase 500,000 shares of commons stock, exercisable at $0.09 per share; and (iv) options to purchase 500,000 shares of common stock, exercisable at $0.10 per share.

(6)	Includes warrants to purchase 667,083 shares of common stock, exercisable at $0.30 per share.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected Tarvaran, Askelson & Company, LLP as the independent accountants of the Company for the fiscal year ending December 31, 2013. Representatives of Tarvaran, Askelson & Company, LLP are expected to be present at the Annual Meeting or available by telephone, and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so.

Previously, the Board of Directors of the Company appointed Tarvaran, Askelson & Company  as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2011 and 2010.

The following presents approximate aggregate fees and other expenses for professional services rendered by Tarvaran, Askelson & Company, LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2012 and 2011 and fees and other expenses for other services rendered during those periods.

Audit Fees. The aggregate fees billed by Tarvaran, Askelson & Company for professional services rendered for the audit of the Company’s annual financial statements for fiscal years ended December, 31, 2012 and 2011 approximated $40,000 in each of the fiscal years. In addition, aggregate fees billed by Tarvaran, Askelson & Company for professional services rendered for the review of the Company's quarterly financial statements for fiscal years ended December 31, 2012 and 2011 approximated $20,000 and $20,400, respectively.

Audit-Related Fees. Tarvaran, Askelson & Company did not provide assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011, and that are not disclosed in the paragraph captioned “Audit Fees” above.

Tax Fees. Tarvaran, Askelson & Company provided professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2012 and 2011. The aggregate fees billed or expected to be billed for Tax Fees for each of the fiscal years ending December 31, 2012 and 2011 approximated $6,000.

All Other Fees. Tarvaran, Askelson & Company did not provide any additional services to the Company, other than the services described in the paragraphs “Audit Fees” and “Tax Fees” above, for the fiscal years ended December 31, 2012 and 2011.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2012 fiscal year for filing with the Securities and Exchange Commission.

The Board pre-approved all fees described above.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with Accountants on Accounting and Financial Disclosure.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent registered certified public accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 with the Company’s management and its independent registered certified public accountants. The Audit Committee met privately with the independent registered certified public accountants and discussed issues deemed significant by the independent registered certified public accountants, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent registered certified public accountants required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered certified public accountants their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Audit Committee

Lewis Jaffe (Chairman)
_____________

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the Securities and Exchange Commission on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2012, management believes that all necessary reports were filed in a timely manner and all filings are current as of the date of this filing.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, as amended, stockholder proposals to be presented at our 2014 Annual Meeting and included in our Proxy Statement and form of proxy relating to that Meeting must be received by us at our principal executive offices at 4509 So. 143rd St, Suite 1, Omaha, Nebraska 68137, addressed to our Corporate Secretary, not later than February 14, 2014. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws.

Stockholders who intend to present a proposal at such Meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than February 14, 2014.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Code of Ethics and Business Conduct

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company. A form of the code of conduct and ethics was filed as Exhibit 14.1 to the Annual Report on Form 10-K for December 31, 2008.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board of Directors

John Wilson
Chief Executive Officer

BOND LABORATORIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD

OF BOND LABORATORIES, INC. FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints John S. Wilson and Michael Abrams, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of Bond Laboratories, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, held at the Hampton Inn Omaha West, located at 17606 Arbor Plaza, Omaha, Nebraska 68130, on July 17, 2013 at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, upon the following Proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals Nos. 1, 2, 3, 4 and 6, and EVERY THREE YEARS for Proposal No. 5, which have been proposed by our Board, and in his or her discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

Please Detach and Mail in the Envelope Provided
[X]	Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS.
				FOR	WITHHELD
	VOTE FOR all the nominees listed: except vote withheld from the following nominee(s) (if any):	Nominees:
		01	John S. Wilson	[ ]	[ ]
		02	Michael Abrams	[ ]	[ ]
		03	Lew Jaffe	[ ]	[ ]

				FOR	AGAINST	ABSTAIN
2.
A RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND OUR ARTICLES OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT GREATER THAN 1-FOR-40 AT ANY TIME PRIOR TO DECEMBER 31, 2014
				[ ]	[ ]	[ ]

				FOR	AGAINST	ABSTAIN
3.	AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM “BOND LABORATORIES, INC.” TO “FITLIFE BRANDS, INC.”			[ ]	[ ]	[ ]

				FOR	AGAINST	ABSTAIN
4.	AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS			[ ]	[ ]	[ ]

			EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
5.	AN ADVISORY VOTE REGARDING THE FREQUENCY OF STOCKHOLDER APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS.		[ ]	[ ]	[ ]	[ ]

6.	RATIFYING THE APPOINTMENT OF TARVARAN ASKELSON & COMPANY, LLP AS BOND LABORATORIES, INC.’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013			FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ]	I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ___________________ Signature of Stockholder ____________________ IF HELD JOINTLY
Dated: ____________________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

The following amendment would become effective only upon affirmative action by the Board of Directors of Bond Laboratories, Inc. setting the split ratio at between 1-for-10 and 1-for-40. The Board of Directors has the authority to determine not to make the following amendment effective.

BOND LABORATORIES, INC.

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

Bond Laboratories, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, (the “Corporation”), does hereby certify that:

FIRST:	This Certificate of Amendment amends the provisions of the Corporation’s Articles of Incorporation (the “Articles of Incorporation”).

SECOND:
The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 78.380 of the Nevada Corporation Law of the State of Nevada and shall become effective immediately upon filing this Certificate of Amendment.

THIRD:	The first paragraph of Article III of the Articles of Incorporation is hereby amended in its entirety and replaced with the following:

“This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have the authority to issue shall be 160,000,000, consisting of 150,000,000 shares of Common Stock with a par value of $.001 per share, and 10,000,000 shares of Preferred stock with a par value of $.001 per share.

Upon the effectiveness of the Certificate of Amendment to the Articles of Incorporation (the “Effective Time”), each [ ] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will automatically and without any action on the part of the respective holders thereof be combined, reclassified and changed into one (1) share of Common Stock, par value $0.01 per share, of the Corporation (the “New Common Stock”). Notwithstanding the immediately preceding sentence, in lieu of any fractional interests in shares of New Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the closing price of a share of New Common Stock on the OTC Bulletin Board immediately following the Effective Time. The combination and conversion of the Old Common Stock shall be referred to as the “Reverse Stock Split”.

A-1

The Corporation shall not be obligated to issue certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Stock Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Stock Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth above.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Articles of Incorporation of the Corporation to be signed by its officers thereunto duly authorized this day of , 20 .

BOND LABORATORIES, INC.

By: ____________________________
Name: John Wilson
Title: President and Chief Executive Officer

A-2

APPENDIX B

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

BOND LABORATORIES, INC.

CERTIFICATE TO AMENDMENT OF ARTICLES OF INCORPORATION

Bond Laboratories, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, (the “Corporation”), does hereby certify that:

FIRST:	This Certificate of Amendment amends the provisions of the Corporation’s Articles of Incorporation (the “Articles of Incorporation”).

SECOND:
The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 78.380 of the Nevada Corporation Law of the State of Nevada and shall become effective immediately upon filing this Certificate of Amendment.

THIRD:	Article I of the Articles of Incorporation is hereby amended in its entirety and replaced with the following:

“The name of this Corporation is FitLife Brands, Inc.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Articles of Incorporation of the Corporation to be signed by its officers thereunto duly authorized this day of _____, 20__.

BOND LABORATORIES, INC.

By: ____________________________
Name: John Wilson
Title: President and Chief Executive Officer